UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

November 24, 2006

CYOP SYSTEMS INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	0-32355	98-0222927
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Golden Cross House, 8 Duncannon Street, Strand, London, UK	WC2N 4JF
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(310) 691-2585

Former Address

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;APPOINTMENT OF PRINCIPAL OFFICERS.

The Company announces the resignation of Mr. Mitch White as chief executive officer and chairman of the board of directors, and has appointed Mr. Patrick Smyth as chief executive officer and chairman of the board of directors. A copy of the Company’s press release announcing the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein.

Mr. Smyth was most recently the Chairman and CEO of Gaming Transactions Inc., the parent company of Keno.com Ltd. (UK). He also serves as Director and Secretary to Red Felt Software Ltd. (UK); a wholly owned subsidiary of CYOP. He was the President of CYOP from 2002 to 2005.

Mr. Smyth acts as an expert gaming consultant to Gerson Lehrman's Consumer Goods & Services Group and a "GLG Leader" and is in the top 5% of their global network. He deals with investment banks, hedge funds and large brokerages who are looking for insights into and recommendations on various companies in the iGaming, Poker and Sportsbook industries.

He is a member of the IGDA (International Gaming Developers Association), has co-authored a number of Online Gaming White Papers, speaks regularly at gaming conferences and has written a number of articles on iGaming. Mr. Smyth is also the founder of GamingPublic.com, the center for information on iGaming, industry stats, legal information and investment in publicly listed companies within the sector.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibit No. Description.

EXHIBIT	DESCRIPTION	LOCATION
Exhibit 1	Press Release dated November 24, 2006	Provided herewith
Exhibit 2	Letter of resignation dated November 24, 2006	Provided herewith
Exhibit 3	Consent to act as director dated November 24, 2006	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 24, 2006	CYOP SYSTEMS INTERNATIONAL INC

By:	/s/ Canon Bryan
Name:	Canon Bryan
Title:	Chief Financial Officer